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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):      November 20, 1998
                                                 ----------------------------


                            Addisson Industries, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-22541               98-0166912
   ----------------------------      -------------         -----------------
   (State or Other Jurisdiction       (Commission            (IRS Employer
         of Incorporation)            File Number)         Identification No.



                               240 Argylle Avenue
                               Ottawa, Ontario A6
                -------------------------------------------------
                (Address of Principal Executive Offices) Zip code



Registrant's telephone number, including area code:  (613) 230-9803
                                                   -----------------

                          Mercristo Developments, Inc.
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 1 and Item 2. Changes in Control of Registrant and
                   Acquisition or Disposition  of Assets.

         On November 9, 1998, Addisson Industries, Inc., formerly Mercristo Developments, Inc. (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") with Hungarian Ferroalloys, Inc., a Delaware Corporation ("HFI") and all of the shareholders of HFI (collectively, the " HFI Shareholders"), pursuant to which it acquired, on November 20, 1998, all of the issued and outstanding common stock of HFI. The transaction was structured as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, in which the Company issued 15,867,510 shares of its common stock, par value $.001 per share (the "Acquisition Shares") to the HFI Shareholders in exchange for all of the outstanding common stock of HFI in proportion to their respective interests in HFI. At closing, and after the surrender to the Company's treasury by Resi Corp. of 4,647,498 shares of the Company's common stock, HFI became a wholly-owned subsidiary of the Company with the HFI shareholders owning approximately 55% of the issued and outstanding shares of common stock of the Company.

         HFI, through its wholly owned subsidiary, Salgotarjan FerroAlloys Works Trading, Kft ("SWF") intends, after modernization and upgrading of its plant, equipment and its furnaces, to begin smelting ferroalloys and specialty alloys. The SWF plant is located in Salgotarjan, Hungary, approximately 70 miles northeast of Budapest. Ferroalloys are intermediary raw material products which are required in and added during the manufacturing of stainless steel, crude steel and aluminum production. The end-uses of ferroalloys are principally stainless steel, crude steel and aluminum plants and the principal end-uses of specialty alloys are steel and iron foundries which manufacture such products as engine blocks, pipe shops and ductile iron producers. Except for a brief period in early 1996, SWF's production facilities have not been operating.

         On November 20, 1998, the bid and asked prices of the Company's common stock traded on the OTC bulletin board were $5/8 per share and $3/4 per share, respectively.

         Upon closing of the exchange Peter J.L. Lawrence and Simon Holland were appointed to the Board of Directors of the Company and thereafter, Kenneth A. Edwards and Patricia L. Edwards resigned as officers and directors of the Company.

         As a result of the Company's acquisition of HFI and the issuance of the Acquisition Shares in connection therewith, control of the Company may be deemed to have passed to the HFI Shareholders who currently own approximately 65% of Company's Common Stock. Except as described herein, no agreements exist among present or former controlling stockholders with respect to the election of the Company's directors and to the Company's knowledge, no agreements exist which might result in a change in control of the Company.

         The following table sets forth certain information regarding the Company's Common Stock beneficially owned on November 20, 1998 by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the Company's

                                        2

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common stock, (ii) each of the Company's directors, and (iii) all directors and executive officers as a group:

Name and Address
of Beneficial Owner                     Number of                Percentage
or Identity of Group                      Shares                 of Class(1)
--------------------                    ---------                -----------
David G. Edwards (1)                    4,002,502                    15.6
240 Argylle Road
Ottawa, Ontario A6

Peter L. J. Lawrence                      419,944                     1.7
1 Lancaster Place
Strand
London WC2E 7EB
UK

Simon Holland                                  --                      --
West Wycombe Park
West Wycombe
Bucks HP14 3AJ
UK

Omnicap Trading BV                      1,235,292                     5.0
489-491 Keizersgracht
Amsterdam, Holland

Israel Rotterman                        1,800,000                     7.4
625 Avenue Road
Toronto M4V 2K7
Canada

Sabre Fund Limited                      6,850,014                    28.1
Creque Building
216 Main Street
P.O. Box 116
Tortola, BVI

WRA Consulting, Inc.                    1,395,000                     5.7
1800 NE 114th Street
Suite 807-802
Miami, FL 33181


                                        3

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Argus Financial Consultants, Ltd.       1,280,000                     5.2
Box 246
1 Winterhaven Stubbs Road
Providenciales, Turks and
Caicos Islands
BVI

All Officers and Directors
  as a Group (3 in Number)              4,422,496                    15.2

(1) Include 3,802,502 shares owned by Resi Corp., a Canadian corporation held in trust for the children of Mr. Edwards of which Mr. Edwards is the sole shareholder and director and over which Mr. Edwards has voting and investment power.

Item 5.  Other Events.

         The Company, on November 12, 1998 amended and restated its certificate of incorporation changing its name to Addisson Industries, Inc. Prior to the acquisition, the shareholders of the Company also granted to the directors of the Company, the right to declare a one (1) share for (6) share reverse split of the Company's common stock, which, to date, has not been declared.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Hungarian Ferroalloys, Inc.

         To be provided by amendment

(b) Pro Forma Financial Statements

         It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X, pending completion of the audit of HFI at the time of the filing of this report. The required pro forma financial information will be filed within 60 days from the date of this Report.


1.       Exhibits

         2.3 Agreement and Plan of Reorganization by and among Mercristo Developments, Inc., Hungarian Ferroalloys, Inc and the shareholders of Hungarian Ferroalloys, Inc dated November 9, 1998.

         3.3 Amended and Restated Certificate of Incorporation.

                                        4

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Addisson Industries, Inc.
                                  (Registrant)


Date: December 21, 1998           By: /s/ David G. Edwards
                                      --------------------------
                                      David G. Edwards
                                      Chief Executive Officer





                                        5
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                                 EXHIBIT INDEX


         2.3 Agreement and Plan of Reorganization by and among Mercristo Developments, Inc., Hungarian Ferroalloys, Inc and the shareholders of Hungarian Ferroalloys, Inc dated November 9, 1998.

         3.3 Amended and Restated Certificate of Incorporation.